Retirement Cornerstone® Series 17

Equitable Financial Life Insurance Company of America

Issued through: Equitable America Variable Account No. 70A

Contract Classes: Series B, Series CP®

Summary Prospectus for New Investors

August 11, 2023

This summary prospectus (the “Summary Prospectus”) summarizes key features of the contract. Before you invest, you should also review the statutory prospectus (the “Prospectus”) for the contract, which contains more information about the contract’s features, benefits, and risks. You can find this document and other information about the contract online at www.equitable.com/ICSR#EQH157163. You can also obtain this information at no cost by calling 1-877-522-5035, by sending an email request to EquitableFunds@dfinsolutions.com, or by calling your financial intermediary.

The Retirement Cornerstone® Series 17 are variable and fixed individual and group flexible premium deferred annuity contracts. This Summary Prospectus only describes Retirement Cornerstone® Series B (“Series B”), and Retirement Cornerstone® Series CP® (“Series CP®”). The contracts provide for the accumulation of retirement savings and for income. The contracts offer income and death benefit protection as well. They also offer a number of payout options.

You invest to accumulate value on a tax-deferred basis in one or more of our investment options: (i) variable investment options listed in Appendix “Portfolio Companies available under the contract”, (ii) the guaranteed interest option, or (iii) the account for dollar cost averaging.

If you purchase a Series CP® contract, we will add a credit to your contributions and may add a bonus to your earnings. Fees and charges for a Series CP® contract are higher than for a Series B contract and the amount of the credit may be more than offset by these higher fees and charges. Credits may be recaptured upon free look, annuitization and death.

You may cancel your contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total account value. You should review the Prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

We reserve the right to stop accepting any application or contribution from you at any time, including after you purchase the contract. If you have one or more Guaranteed benefits and we exercise our right to discontinue the acceptance of, and/or place additional limitations on, contributions to the contract and/or contributions and/or transfers into the Protected Benefit account variable investment options, you may no longer be able to fund your Guaranteed benefit(s). This means that if you have not yet allocated amounts to the Protected Benefit account variable investment options, you may not be able to fund your Guaranteed benefit(s) at all. This also means that if you have already funded your Guaranteed benefits, you may no longer be able to increase your Protected Benefit account value and the benefit bases associated with your Guaranteed benefits through contributions and transfers.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

Important information you should consider about the contract

FEES AND EXPENSES
Charges for Early Withdrawals

Each series of the contract provides for different withdrawal charge periods and percentages.

Series B — If you surrender your contract, apply your cash value to a non-life contingent annuity payment option, or withdraw money from Series B of the contract within 7 years following your last contribution, you will be assessed a withdrawal charge of up to 7% of contributions withdrawn. For example, if you make a withdrawal in the first year, you could pay a withdrawal charge of up to $7,000 on a $100,000 investment.

Series CP® — If you surrender your contract, apply your cash value to a non-life contingent annuity payment option, or withdraw money from Series CP® of the contract within 9 years following your last contribution, you will be assessed a withdrawal charge of up to 8% of contributions withdrawn. For example, if you make a withdrawal in the first year, you could pay a withdrawal charge of up to $8,000 on a $100,000 investment.

For additional information about charges for surrenders and early withdrawals see “Withdrawal charge” in “Charges and expenses” in the Prospectus.

Transaction Charges

In addition to withdrawal charges, you may also be charged for other transactions (for special requests such as wire transfers, express mail, duplicate contracts, preparing checks, third-party transfers or exchanges, or when you transfer between investment options in excess a certain number).

For additional information about transaction charges see “Charges that the Company deducts” in “Charges and expenses” in the Prospectus.

Ongoing Fees and Expenses (annual charges)

Each series of the contract provides for different ongoing fees and expenses. The table below describes the fees and expenses that you may pay each year under the contract, depending on the options you choose. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

Annual Fee	Minimum	Maximum
Base Contract (varies by contract series)(1)	1.30%	1.65%
Investment options (Portfolio fees and expenses)(2)	0.56%	2.10%
Optional benefits available for an additional charge (for a single optional benefit, if elected)(3)	0.35%	2.30%

(1)  Expressed as an annual percent of daily net assets in the variable investment options.

(2)  Expressed as an annual percentage of daily net assets in the Portfolio. This range is for the year ended December 31, 2022 and could change from year to year.

(3)  Expressed as an annual percentage of the applicable benefit base.

Because your contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes no credits and that you do not take withdrawals from the contract or make any other transactions, which could add withdrawal charges that substantially increase costs.

Lowest Annual Cost $1,712	Highest Annual Cost $7,442

Assumes:

•   Investment of $100,000

•   5% annual appreciation

•   Least expensive combination of contract series and Portfolio fees and expenses

•   No optional benefits

•   No sales charges

•   No additional contributions, transfers or withdrawals

Assumes:

•   Investment of $100,000

•   5% annual appreciation

•   Most expensive combination of contract series (Series CP®), optional benefits (GMIB and “Greater of” death benefit) and Portfolio fees and expenses

•   No sales charges

•   No additional contributions, transfers or withdrawals

For additional information about ongoing fees and expenses see “Fee Table” in the Prospectus.

RISKS
Risk of Loss

The contract is subject to the risk of loss. You could lose some or all of your account value.

For additional information about the risk of loss see “Principal risks of investing in the Contract” in the Prospectus.

Not a Short-Term Investment

The contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash because the contract is designed to provide for the accumulation of retirement savings and income on a long-term basis. As such, you should not use the contract as a short-term investment or savings vehicle. A withdrawal charge may apply in certain circumstances and any withdrawals may also be subject to federal and state income taxes and tax penalties.

For additional information about the investment profile of the contract see “Fee Table” in the Prospectus.

Risks Associated with Investment Options

An investment in the contract is subject to the risk of poor investment performance and can vary depending on the performance of the variable investment options available under the contract, (e.g., the Portfolios). Each investment option, including the guaranteed interest option, has its own unique risks. You should review the investment options available under the contract before making an investment decision.

For additional information about the risks associated with investment options see “Variable investment options”, “Guaranteed interest option” and “Portfolios of the Trusts” in “Purchasing the Contract” in the Prospectus. See also Appendix “Portfolio Companies available under the contract” in the Prospectus.

Insurance Company Risks

An investment in the contract is subject to the risks related to the Company. The Company is solely responsible to the contract owner for the contract’s account value and the Guaranteed benefits. The general obligations, including the guaranteed interest option, and any Guaranteed benefits under the contract are supported by our general account and are subject to our claims-paying ability. An owner should look solely to our financial strength for our claims-paying ability. More information about the Company, including our financial strength ratings, may be obtained at http://equitable.com/about-us/financial-strength-ratings.

For additional information about insurance company risks see “About the general account” in “More information” in the Prospectus.

RESTRICTIONS
Investments

We may, at any time, exercise our rights to limit or terminate your contributions, allocations and transfers to any of the variable investment options (including the Protected Benefit account variable investment options) and to limit the number of variable investment options which you may select. Such rights include, among others, combining any two or more variable investment options and transferring account value from any variable investment option to another variable investment option.

Credits under Series CP® contracts may be recaptured upon free look, annuitization, and death.

There are restrictions regarding investment options if Guaranteed benefits are elected, limits on contributions and transfers into and out of the guaranteed interest option, and restrictions or limitations with Special DCA programs. See “Allocating your contributions” in “Purchasing the Contract” and “Transferring your account value” in “Transferring your money among investment options” in the Prospectus for more information.

For more information see “About The Separate Account” in “More information” in the Prospectus.

Currently, we do not charge for transfers among investment options under the contract. However, we reserve the right to charge for any transfers in excess of 12 per contract year. We will provide you with advance notice if we decide to assess the transfer charge, which will never exceed $35 per transfer.

For additional information about the investment options, including information regarding volatility management strategies and techniques, see “Transfer charge” in “Charges and expenses” and “Portfolio of the Trusts” in “Purchasing the Contract” in the Prospectus.

Optional Benefits

At any time, we have the right to limit or terminate your contributions, allocations and transfers to any of the variable investment options. If you have one or more Guaranteed benefits (which are also known as optional benefits) and we exercise our right to discontinue the acceptance of, and/or place additional limitations on, contributions to the contract and/or contributions and/ or transfers into the Protected Benefit account variable investment options, you may no longer be able to fund your Guaranteed benefit(s).

Investment options are limited if Guaranteed benefits are elected. Withdrawals that exceed limits specified by the terms of an optional benefit may affect the availability of the benefit by reducing the benefit by an amount greater than the value withdrawn, and/or could terminate the benefit.

For additional information about the optional benefits see “How you can purchase and contribute to your contract” in “Purchasing the Contract” in the Prospectus. See also “Death Benefits” and “Living Benefits” in “Benefits available under the contract” in the Prospectus.

TAXES
Tax Implications

You should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the contract. There is no additional tax benefit to you if the contract is purchased through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax and may be subject to tax penalties. Generally, you are not taxed until you make a withdrawal from the contract.

For additional information about tax implications see “Tax information” in the Prospectus.

CONFLICTS OF INTEREST
Investment Professional Compensation

Some financial professionals may receive compensation for selling the contract to you, both in the form of commissions or in the form of contribution-based compensation. Financial professionals may also receive additional compensation for enhanced marketing opportunities and other services (commonly referred to as “marketing allowances”). This conflict of interest may influence the financial professional to recommend this contract over another investment.

For additional information about compensation to financial professionals see “Distribution of the contracts” in “More information” in the Prospectus.

Exchanges

Some financial professionals may have a financial incentive to offer a new contract in place of the one you already own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the new contract rather than continue to own your existing contract.

For additional information about exchanges see “Charge for third-party transfer or exchange” in “Charges and expenses” in the Prospectus.

Overview of the Contract

Purpose of the Contract

The contract is designed to help you accumulate assets through investments in underlying Portfolios and the guaranteed interest option during the accumulation phase. It can provide or supplement your retirement income by providing a stream of income payments during the annuity phase. It also provides death benefits to protect your beneficiaries and living benefits to protect your access to income. The contract may be appropriate if you have a long-term investment horizon. It is not intended for people who may need to access invested funds within a short-term timeframe or frequently, or who intend to engage in frequent transfers of the underlying Portfolios.

Phases of the Contract

The contract has two phases: an accumulation (savings) phase and an income (annuity) phase.

Accumulation (Savings) Phase

During the accumulation phase, you can allocate your contributions to one or more of the available investment options, which include:

•	Protected Benefit account variable investment options (used to fund Guaranteed benefits);

•	Investment account variable investment options;

•	Guaranteed interest option; and

•	the account for dollar cost averaging.

For additional information about each underlying Portfolio see Appendix “Portfolio Companies available under the contract.”

Income (Annuity) Phase

You enter the income phase when you annuitize your contract. During the income phase, you will receive a stream of fixed income payments for the annuity payout period of time you elect. You can elect to receive annuity payments (1) for life; (2) for life with a certain minimum number of payments; or (3) for life with a certain amount of payment. Please note that when you annuitize, your investments are converted to income payments and you will no longer be able to make any additional withdrawals from your contract. All accumulation phase benefits terminate upon annuitization and the contract has a maximum annuity commencement date.

Contract Features

The contract provides for the accumulation of retirement savings and income. The contract offers income and death benefit protection, offers various payout options and a credit and Earnings bonus (Series CP® contracts only).

Contract Classes

You can purchase one of two contract classes that have different ongoing fees and withdrawal charges. For example, the contract offers Series B with a 7 year withdrawal charge period and a 1.30% contract fee, and Series CP® with a 9 year withdrawal charge period and a 1.65% contract fee. If you purchase a Series CP® contract, we will add a credit to your contributions and may add a bonus to your earnings. Fees and charges for the Series CP® contract are higher than for the Series B contract, the amount of the credits may be more than offset by these higher fees and charges, and credits may be recaptured upon free look, annuitization, and death.

Access to Your Money

During the accumulation phase you can take withdrawals from your contract. Withdrawals will reduce your account value and may be subject to withdrawal charges, income taxes and a tax penalty if you are younger than 59 1/2. Withdrawals may also reduce (possibly on a greater than dollar-for-dollar basis) or terminate any guaranteed benefits.

Death Benefits

Your contract includes a standard death benefit that pays your beneficiaries an amount equal to your Investment account value. For an additional fee, you can purchase other death benefits called Guaranteed minimum death benefits (“GMDBs”) that provide different minimum payment guarantees.

Living Benefits

A living benefit called the Guaranteed Minimum Income Benefit (“GMIB”) is available with the contract for an additional charge. The GMIB is a benefit that guarantees, subject to certain restrictions, annual lifetime payments or “Lifetime GMIB payments”. The minimum guarantee provided by this benefit may never come into effect.

Rebalancing and Dollar Cost Averaging

You can elect to have your account value automatically rebalanced at no additional charge. We offer two rebalancing programs that you can use to automatically reallocate your Investment account value among your Investment account variable investment options and the guaranteed interest option. You can also elect to allocate your investments using a dollar cost averaging program at no additional charge. Generally, you may not elect both a dollar cost averaging program and a rebalancing option.

Other contracts

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, and have fees and charges, that are different from those in the contracts offered by this Prospectus. Not every contract we issue, including some described in this Prospectus, is offered through every selling broker-dealer. Some selling broker-dealers may not offer and/or limit the offering of certain features or options, as well as limit the availability of the contracts, based on issue age or other criteria established by the selling broker-dealer. Upon request, your financial professional can show you information regarding our other annuity contracts that he or she distributes. You can also contact us to find out more about the availability of any of our annuity contracts.

You should work with your financial professional to decide whether one or more optional benefits are appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

Benefits available under the contract

Summary of Benefits

The following tables summarize important information about the benefits available under the contract.

Death Benefits

These death benefits are available during the accumulation phase:

Name of Benefit	Purpose	Standard/ Optional	Annual Fee		Brief Description of Restrictions/Limitations
			Max	Current
Return of Principal Death Benefit	Guarantees beneficiaries will receive a benefit at least equal to your contributions less adjusted withdrawals.	Standard	No Additional Charge		• Available only at contract purchase • Withdrawals could significantly reduce or terminate benefit
Highest Anniversary Value Death Benefit	Locks in highest adjusted anniversary account value as minimum death benefit.	Optional	0.35%(1)		• Available only at contract purchase • Withdrawals could significantly reduce or terminate benefit

RMD Wealth Guard Death Benefit	Allows required minimum withdrawals without reducing the benefit base.	Optional	1.20%(1)(2) 2.00%(1)(3)	0.60%(1)(2) 1.00%(1)(3)	• Restricted to owners of certain ages • Available only at contract purchase • Excess withdrawals could significantly reduce or terminate benefit • Subject to restrictions on investment options

“Greater of” Death Benefit	Guarantees the beneficiaries will receive at least the greater of the Roll-up benefit base and the Highest Anniversary Value benefit base.	Optional	2.30%(1)	1.15%(1)	• Restricted to owners of certain ages • Available only at contract purchase • Excess withdrawals could significantly reduce or terminate benefit • Subject to restrictions on investment options

(1)	Expressed as an annual percentage of the benefit base. Applicable to contracts issued on or after May 1, 2023. The applicable max fee for contracts issued prior to May 1, 2023 is 0.35%.
(2)	Issue ages 20-64.
(3)	Issue ages 65-68.

Living Benefit

This living benefit is available during the accumulation phase:

Name of Benefit	Purpose	Standard/ Optional	Annual Fee		Brief Description of Restrictions/Limitations
			Max	Current
Guaranteed minimum income benefit (GMIB)	Guarantees a minimum annuitization value to provide lifetime retirement income.	Optional	2.30%(1)	1.15%(1)

•   Restricted to owners of certain ages

•   Cannot be elected with the RMD Wealth Guard Death Benefit

•   Excess withdrawals could significantly reduce or terminate benefit

•   Subject to restrictions on investment options

(1)	Expressed as an annual percentage of the benefit base.

Other Benefits

These other benefits are available during the accumulation phase:

Name of Benefit	Purpose	Standard/ Optional	Annual Fee		Brief Description of Restrictions/Limitations
			Max	Current
Rebalancing Option I(1) and Option II(2)	Periodically rebalance to your desired asset mix.	Optional	No Charge		• Not generally available with DCA • Account value in the Protected Benefit account cannot be rebalanced

Dollar Cost Averaging (special DCA, general DCA, and Investment Simplifer)	Transfer account value to selected investment options on a regular basis to potentially reduce the impact of market volatility.	Optional	No Charge		• Not generally available with Rebalancing

(1)	Option I allows you to rebalance your Investment account value among the Investment account variable investment options.
(2)	Option II allows you to rebalance your Investment account value among the Investment account variable investment options and the guaranteed interest option.

Buying the Contract

You may purchase a contract by making payments to us that we call “contributions.” We can refuse to accept an application from you or any contribution from you at any time, including after you purchase the contract. We require a minimum contribution amount for each type of contract purchased. Maximum contribution limitations also apply.

Maximum issue age

The maximum issue age for non-qualified and IRA contracts is 85 for Series B and 70 for Series CP® contracts. The maximum issue age for qualified plan contracts is 75 for Series B and 70 for Series CP® contracts. The maximum issue age for inherited IRA beneficiary continuation contracts is 70 for Series B contracts (Series CP® contracts not available).

Minimum initial and subsequent contribution amounts

The minimum initial contribution is generally $5,000 for Series B and $10,000 for Series CP® contracts. Each subsequent contribution generally must be at least $500 (except for certain IRAs—$50 for Traditional and Roth IRAs and $1,000 for an Inherited IRA), unless you enroll in the automatic investment program.

Limitations on contributions to the contract

We reserve the right to refuse to accept any contribution under the contract at any time or change our contribution limits and requirements, including contributions and/or transfers into your Protected Benefit account. This means that if you have one or more Guaranteed benefits, there would no longer be any increases from contributions or transfers in the Protected Benefit account value and the benefit bases associated with the Guaranteed benefits, and if you have not allocated amounts to the Protected Benefit account, you may not be able to fund your Guaranteed benefits at all.

When initial and subsequent contributions are credited

Initial Contribution

If your application is in good order when we receive it for application processing purposes, your contribution will be applied within two business days. If any information we require to issue your contract is missing or unclear, we will hold your contribution while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you, unless you or your financial professional acting on your behalf, specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.

Subsequent Contributions

If we receive a subsequent contribution before the close of the NYSE (typically 4:00 pm eastern), we will credit that contribution that day. If we receive your subsequent contribution after the close of the NYSE, your contribution will be applied the next business day.

Additional limitations on contributions to the contract

Additional limitations on contributions and the source of contributions apply based on the type of contract, such as non-qualified or particular types of IRAs. Please see the tables in the “Rules regarding contributions to your contract” appendix to the Prospectus for detailed information. You can obtain the Prospectus by calling the number or accessing the website noted on the first page of this summary.

Making Withdrawals: Accessing the Money in Your Contract

Accessing your money

You have several ways to access your account value before annuity payments begin. You may take partial withdrawals from your contract at any time or, depending on your specific situation, set up an automatic payment plan, a systematic withdrawal plan, a substantially equal withdrawals plan or a lifetime RMD payments plan. You may also surrender your contract to receive its cash value at any time while an owner is living (or for contracts with non-natural owners, while an annuitant is living) and before you begin to receive annuity payments (Lifetime GMIB payments or otherwise). If we receive a withdrawal or surrender request in good order before the close of the NYSE (typically 4:00 pm eastern), we will process the request that day. If we receive the request after the close of the NYSE, we will process the request on the next business day. We will generally send you the full requested withdrawal amount and deduct any applicable withdrawal charges from account value unless your request otherwise.

Withdrawals will reduce your account value and may be subject to withdrawal charges, income taxes and a tax penalty if you are younger than 59 1/2. Withdrawals may also reduce (possibly on a greater than dollar-for-dollar basis) or terminate any guaranteed benefits. Surrenders also may be subject to withdrawal charges, income taxes and a tax penalty if you are younger than 59 1/2.

Please see “Accessing your money” in the Prospectus for more information on the ways you may withdraw your account value.

Free withdrawal amount

Each contract year you can withdraw a certain amount from your contract without paying a withdrawal charge.

When to expect payments

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the business day the transaction request is received by us in good order. These transactions may include applying proceeds to a payout annuity, transfers payment of a death benefit, payment of any amount you withdraw (less any withdrawal charge, if applicable) and, upon surrender, payment of the cash value.

Additional Information About Fees

The following tables describe the fees and expenses that you will pay when buying, owning, surrendering or making withdrawals from the contract. Each of the charges and expenses is more fully described in “Charges and expenses”. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes fees and expenses that you will pay at the time that you surrender the contract or if you make certain withdrawals, transfers or request special services. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply.

Transaction Expenses

	Series B	Series CP®
Sales Load Imposed on Purchases	None	None
Withdrawal Charge (as a percentage of contributions withdrawn)(1)	7%	8%
Transfer Fee(2)	$35	$35
Third Party Transfer or Exchange Fee(3)	$125	$125
Special Service Charges(4)	$90	$90

(1)

The charge percentage we use is determined by the number of years since receipt of the contribution to which the charge relates if you make a withdrawal, surrender your contract to receive its cash value, or, if offered, surrender your contract to apply your cash value to a non-life contingent annuity payment option. For each contribution, we consider the year in which we receive that contribution to be “year 1”.

	charge as a % of contribution for each year following contribution
	1	2	3	4	5	6	7	8	9	10+
Series B	7%	7%	6%	6%	5%	3%	1%	0%	0%	0%
Series CP®	8%	8%	7%	6%	5%	4%	3%	2%	1%	0%

(2)

Currently, we do not charge for transfers among investment options under the contract. However, we reserve the right to charge for transfers in excess of 12 transfers per contract year. We will charge no more than $35 for each transfer at the time each transfer is processed. See “Transfer charge” under “Charges that the Company deducts” in “Charges and expenses”.

(3)

Currently, we do not charge for third party transfers or exchanges. However, we reserve the right to discontinue this waiver at any time, with or without notice. The maximum third party transfer or exchange fee is $125. The current charge (which, as described above is waived) is $65. The sum of these charges will never exceed 2% of the amount disbursed or transferred. These charges may increase over time to cover our administrative costs. We may discontinue these services at any time.

(4)

Special service charges include (1) express mail charge; (2) wire transfer charge; (3) duplicate contract charge; and (4) check preparation charge. These charges may increase over time to cover our administrative costs. We may discontinue these services at any time.

The next table describes the fees and expenses that you will pay each year during the time that you own the contract (not including Portfolio fees and expenses). If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Contract Expenses
	Series B	Series CP®
Annual Administrative Expenses Charge(1)	$30(1)	$30(1)
Base Contract Expenses (a percentage of daily net assets in the variable investment options)	1.30%	1.65%
Optional Benefits Expenses (as a percentage of the benefit base)(2)(3)

Guaranteed minimum death benefit charges

Return of Principal death benefit	No additional charge	No additional charge

Highest Anniversary Value death benefit	0.35%	0.35%

RMD Wealth Guard death benefit	2.00%(4)	2.00%(4)

“Greater of” death benefit	2.30%(5)	2.30%(5)

Guaranteed minimum income benefit charge	2.30%(6)	2.30%(6)

(1)

The annual administrative charge is deducted from your account value on each contract date anniversary. If the contract is surrendered or annuitized or a death benefit is paid on any date other than the contract date anniversary, we will deduct a pro rata portion of the administrative charge for that year. If your account value on a contract date anniversary is $50,000 or more there is no charge. During the first two contract years this charge, if applicable, is equal to the lesser of $30 or 2% of your Total account value. Thereafter, the charge, if applicable, is $30 for each contract year.

(2)

The benefit base is not an account value or cash value. Your initial benefit base is equal to your initial contribution or transfer to the Protected Benefit account variable investment options and amounts in a Special DCA program designated for transfers to the Protected Benefit account variable investment options. For Series CP® contracts, your initial benefit base does not include the credit. Subsequent adjustments to the applicable benefit base and the investment performance of the Protected Benefit account may result in a benefit base that is significantly different from your total contributions or future transfers to, or account value in, the Protected Benefit account. See “Guaranteed minimum death benefits” and “Guaranteed minimum income benefit” in “Benefits available under the contract”.

(3)

Deducted annually on each contract date anniversary for which the benefit is in effect. If the contract is surrendered or annuitized, or a death benefit is paid, or the benefit is dropped (if applicable), on any date other than the contract date anniversary, we will deduct a pro rata portion of the charge for that year.

(4)

Maximum charge of 1.20% if you were 20-64 on the contract issue date and 2.00% if you were 65-68. The current charge is equal to 0.60% (if you were age 20-64 on your contract date) or 1.00% (if you were age 65-68 on your contract date) of the RMD Wealth Guard death benefit base in effect each contract date anniversary. We reserve the right to increase or decrease this charge any time after your second contract date anniversary. See “RMD Wealth Guard death benefit” in “Charges and expenses”.

(5)

The current charge is equal to 1.15%. We reserve the right to increase or decrease this charge at any time after your second contract date anniversary. See “Guaranteed minimum income benefit charge” and “Greater of death benefit” in “Charges and expenses”.

(6)

The current charge is equal to 1.15% of the GMIB benefit base in effect on each contract date anniversary. If you have this benefit, but do not fund it until after your contract date anniversary, we will deduct the full charge on the contract date anniversary following the date on which you fund the benefit. We reserve the right to increase the charge for this benefit up to a maximum of 2.30%. We reserve the right to increase or decrease this charge any time after your second contract date anniversary. See “Guaranteed minimum income benefit charge” in “Charges and expenses”.

The next item shows the minimum and maximum total operating expenses charged by the underlying Portfolios that you may pay periodically during the time that you own the contract. A complete list of Portfolios available under the contact, including their annual expenses, may be found at the back of this document. See Appendix “Portfolio Companies available under the contract.” These expenses are for the period ended December 31, 2022, and may fluctuate year to year.

Annual Portfolio Expenses
	Minimum	Maximum
Annual Portfolio Expenses prior to Expense Limitation Arrangement (expenses that are deducted from Portfolio assets including management fees, 12b-1 fees, service fees, and other expenses)(*)	0.56%	2.10%

Annual Portfolio Expenses after Expense Limitation Arrangement (expenses that are deducted from Portfolio assets including management fees, 12b-1 fees, service fees, and other expenses)(*)	0.54%	1.79%

(*)

“Annual Portfolio Expenses” are based, in part, on estimated amounts of such expenses. Pursuant to a contract, Equitable Investment Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of certain affiliated Portfolios through April 30, 2024 (“Expense Limitation Arrangement”) (unless the Trust’s Board of Trustees consents to an earlier revision or termination of this agreement). The Expense Limitation Arrange–ment may be terminated by Equitable Investment Management Group, LLC at any time after April 30, 2024. The Expense Limitation Arrangement does not apply to unaffiliated Portfolios.

Example

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual contract expenses, and annual Portfolio expenses.

These Examples assume that you invest $100,000 in the contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assumes the most expensive combination of annual Portfolio expenses, as well as, the “Greater of” death benefit and GMIB (both at their maximum charge).

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	If you surrender your contract or annuitize (under a non-life option) at the end of the applicable time period				If you do not surrender your contract
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
SeriesB	$14,730	$30,174	$47,066	$94,403	$7,730	$24,174	$42,066	$94,403
SeriesCP®	$16,191	$32,497	$49,160	$97,918	$8,191	$25,497	$44,160	$97,918

Appendix: Portfolio Companies available under the contract

The following is a list of Portfolio Companies available under the contract. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at www.equitable.com/ICSR#EQH157163. You can request this information at no cost by calling 1-877-522-5035 or by sending an email request to EquitableFunds@dfinsolutions.com. If you elect a Guaranteed benefit, you may only invest in the Portfolios listed in the designated table below.

The current expenses and performance information below reflects fee and expenses of the Portfolios, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.

Affiliated Portfolio Companies:

		Current Expenses		Average Annual Total Returns (as of 12/31/2022)
TYPE	Portfolio Company – Investment Adviser; Sub-Adviser(s), as applicable			1 year	5 year	10 year
Fixed Income	1290 VT DoubleLine Opportunistic Bond – Equitable Investment Management Group, LLC (“EIMG”); DoubleLine Capital LP	0.92	%^	-13.46%	-0.75%	—
Equity	1290 VT Equity Income – EIMG; Barrow, Hanley, Mewhinney & Strauss, LLC d/b/a Barrow Hanley Global Investors	0.95	%^	3.11%	6.42%	9.65%
Specialty	1290 VT GAMCO Mergers & Acquisitions – EIMG; GAMCO Asset Management, Inc.	1.29	%^	-6.01%	1.32%	3.51%
Equity	1290 VT GAMCO Small Company Value – EIMG; GAMCO Asset Management, Inc.	1.05%		-10.67%	4.98%	9.45%
Fixed Income	1290 VT High Yield Bond – EIMG; AXA Investment Managers US Inc., Post Advisory Group, LLC	1.03	%^	-10.30%	1.85%	—
Equity	1290 VT Micro Cap(1) – EIMG; BlackRock Investment Management, LLC, Lord, Abbett & Co. LLC	1.15	%^	-26.00%	8.72%	—
Asset Allocation	1290 VT Moderate Growth AllocationΔ – EIMG	1.10	%^	-17.36%	—	—
Specialty	1290 VT Natural Resources – EIMG; AllianceBernstein L.P.	0.90	%^	32.35%	6.75%	—
Specialty	1290 VT Real Estate – EIMG; AllianceBernstein L.P.	0.90	%^	-24.99%	-0.23%	—
Equity	1290 VT Small Cap Value(1) – EIMG; BlackRock Investment Management, LLC, Horizon Kinetics Asset Management LLC	1.15	%^	0.07%	8.76%	—
Equity	1290 VT SmartBeta Equity ESG(1) – EIMG; AXA Investment Managers US Inc.	1.10	%^	-14.52%	6.84%	—
Asset Allocation	EQ/AB Dynamic Aggressive GrowthΔ – EIMG; AllianceBernstein L.P.	1.15	%^	-16.42%	2.11%	—
Asset Allocation	EQ/AB Dynamic GrowthΔ – EIMG; AllianceBernstein L.P.	1.15	%^	-15.59%	1.99%	—
Asset Allocation	EQ/AB Dynamic Moderate GrowthΔ – EIMG; AllianceBernstein L.P.	1.12%		-14.63%	1.72%	4.44%
Equity	EQ/AB Small Cap Growth – EIMG; AllianceBernstein L.P.	0.91%		-28.45%	5.28%	9.52%
Asset Allocation	EQ/Aggressive Growth Strategy(1)† – EIMG	1.02%		-18.34%	4.48%	7.37%
Asset Allocation	EQ/All Asset Growth Allocation – EIMG	1.24%		-14.48%	3.23%	5.27%
Equity	EQ/American Century Mid Cap Value – EIMG; American Century Investment Management, Inc.	1.00	%^	-1.47%	—	—
Asset Allocation	EQ/American Century Moderate Growth AllocationΔ – EIMG; American Century Investment Management, Inc.	1.15	%^	-17.28%	—	—
Asset Allocation	EQ/Balanced Strategy† – EIMG	0.97%		-15.57%	2.65%	4.58%
Equity	EQ/ClearBridge Large Cap Growth ESG(1) – EIMG; ClearBridge Investments, LLC	1.00	%^	-32.13%	7.29%	10.17%
Equity	EQ/ClearBridge Select Equity Managed Volatility†(1) – EIMG; BlackRock Investment Management, LLC, ClearBridge Investments, LLC	1.06	%^	-27.06%	8.32%	10.31%
Equity	EQ/Common Stock Index – EIMG; AllianceBernstein L.P.	0.68%		-19.46%	8.13%	11.43%
Asset Allocation	EQ/Conservative Growth Strategy† – EIMG	0.97%		-14.46%	2.00%	3.64%
Asset Allocation	EQ/Conservative Strategy† – EIMG	0.94%		-12.26%	0.72%	1.74%
Fixed Income	EQ/Core Bond Index – EIMG; SSGA Funds Management, Inc.	0.65	%^	-8.76%	0.20%	0.50%

		Current Expenses		Average Annual Total Returns (as of 12/31/2022)
TYPE	Portfolio Company – Investment Adviser; Sub-Adviser(s), as applicable			1 year	5 year	10 year
Fixed Income	EQ/Core Plus Bond – EIMG; Brandywine Global Investment Management, LLC, Loomis, Sayles & Company, L.P.	0.93	%^	-12.89%	0.91%	1.06%
Equity	EQ/Emerging Markets Equity PLUS – EIMG; AllianceBernstein L.P., EARNEST Partners, LLC	1.20	%^	-17.63%	-1.32%	—
Equity	EQ/Equity 500 Index – EIMG; AllianceBernstein L.P.	0.54	%^	-18.55%	8.81%	11.89%
Equity	EQ/Fidelity Institutional AM® Large Cap – EIMG; FIAM LLC	0.87	%^	-21.06%	—	—
Asset Allocation	EQ/Franklin Moderate AllocationΔ – EIMG; Franklin Advisers, Inc.	1.15	%^	-14.22%	0.65%	—
Equity	EQ/Franklin Rising Dividends – EIMG; Franklin Advisers, Inc.	0.87	%^	-10.60%	—	—
Asset Allocation	EQ/Goldman Sachs Growth AllocationΔ – EIMG; Goldman Sachs Asset Management L.P.	1.15	%^	-15.46%	—	—
Equity	EQ/Goldman Sachs Mid Cap Value – EIMG; Goldman Sachs Asset Management L.P.	1.09	%^	-10.60%	—	—
Asset Allocation	EQ/Goldman Sachs Moderate Growth AllocationΔ – EIMG; Goldman Sachs Asset Management L.P.	1.15	%^	-15.76%	1.77%	—
Asset Allocation	EQ/Growth Strategy† – EIMG	1.00%		-17.40%	3.91%	6.47%
Fixed Income	EQ/Intermediate Government Bond – EIMG; SSGA Funds Management, Inc.	0.65	%^	-7.62%	-0.21%	0.00%
Equity	EQ/International Core Managed Volatility† – EIMG; BlackRock Investment Management, LLC	1.08%		-14.14%	1.33%	3.61%
Equity	EQ/International Equity Index – EIMG; AllianceBernstein L.P.	0.75	%^	-11.89%	1.03%	3.90%
Equity	EQ/Invesco Comstock – EIMG; Invesco Advisers, Inc.	1.00	%^	0.49%	7.75%	10.75%
Equity	EQ/Invesco Global – EIMG; Invesco Advisers, Inc.	1.15	%^	-32.04%	2.42%	7.33%
Specialty	EQ/Invesco Global Real Assets – EIMG; Invesco Advisers, Inc., Invesco Asset Management Ltd.	1.14%		-8.97%	—	—
Asset Allocation	EQ/Invesco Moderate AllocationΔ – EIMG; Invesco Advisers, Inc.	1.15	%^	-12.89%	2.10%	—
Asset Allocation	EQ/Invesco Moderate Growth AllocationΔ – EIMG; Invesco Advisers, Inc.	1.15	%^	-15.73%	—	—
Equity	EQ/Janus Enterprise – EIMG; Janus Henderson Investors US LLC	1.05%		-16.54%	9.20%	9.46%
Asset Allocation	EQ/JPMorgan Growth AllocationΔ – EIMG; J.P. Morgan Investment Management Inc.	1.15	%^	-13.50%	3.22%	—
Equity	EQ/JPMorgan Growth Stock – EIMG; J.P. Morgan Investment Management Inc.	0.96	%^	-38.64%	4.23%	10.63%
Equity	EQ/JPMorgan Value Opportunities(1) – EIMG; J.P. Morgan Investment Management Inc.	0.96%		0.20%	8.15%	12.37%
Equity	EQ/Large Cap Growth Index – EIMG; AllianceBernstein L.P.	0.72%		-29.53%	10.16%	13.27%
Equity	EQ/Large Cap Value Index – EIMG; AllianceBernstein L.P.	0.74%		-8.20%	5.96%	9.55%
Equity	EQ/Large Cap Value Managed Volatility† – EIMG; AllianceBernstein L.P.	0.86%		-11.60%	5.67%	9.46%
Equity	EQ/Lazard Emerging Markets Equity – EIMG; Lazard Asset Management LLC	1.35	%^	-14.89%	—	—
Equity	EQ/Loomis Sayles Growth – EIMG; Loomis, Sayles & Company, L.P.	1.05	%^	-27.94%	6.91%	11.89%
Equity	EQ/MFS International Growth – EIMG; Massachusetts Financial Services Company d/b/a MFS Investment Management	1.10	%^	-15.11%	4.32%	6.05%
Equity	EQ/MFS International Intrinsic Value(1) – EIMG; Massachusetts Financial Services Company d/b/a MFS Investment Management	1.15	%^	-23.79%	—	—
Equity	EQ/MFS Mid Cap Focused Growth – EIMG; Massachusetts Financial Services Company d/b/a MFS Investment Management	1.10	%^	-27.04%	—	—
Specialty	EQ/MFS Technology(1) – EIMG; Massachusetts Financial Services Company d/b/a MFS Investment Management	1.13%		-36.29%	—	—
Specialty	EQ/MFS Utilities Series – EIMG; Massachusetts Financial Services Company d/b/a MFS Investment Management	1.05	%^	0.42%	—	—
Equity	EQ/Mid Cap Index – EIMG; AllianceBernstein L.P.	0.66	%^	-13.65%	5.98%	10.02%
Equity	EQ/Mid Cap Value Managed Volatility† – EIMG; BlackRock Investment Management, LLC	0.95%		-14.55%	4.63%	8.96%
Asset Allocation	EQ/Moderate Allocation† – EIMG	1.08%		-15.47%	2.33%	4.25%
Asset Allocation	EQ/Moderate Growth Strategy† – EIMG	0.99%		-16.51%	3.28%	5.53%
Money Market	EQ/Money Market* – EIMG; BNY Mellon Investment Adviser, Inc.	0.69%		1.11%	0.85%	0.46%
Fixed Income	EQ/PIMCO Global Real Return – EIMG; Pacific Investment Management Company LLC	1.27	%^	-16.10%	0.54%	—
Fixed Income	EQ/PIMCO Real Return – EIMG; Pacific Investment Management Company LLC	1.25	%^	-11.38%	—	—
Fixed Income	EQ/PIMCO Total Return ESG – EIMG; Pacific Investment Management Company LLC	0.77	%^	-13.99%	—	—
Fixed Income	EQ/PIMCO Ultra Short Bond – EIMG; Pacific Investment Management Company LLC	0.80	%^	-0.57%	0.70%	0.70%

		Current Expenses		Average Annual Total Returns (as of 12/31/2022)
TYPE	Portfolio Company – Investment Adviser; Sub-Adviser(s), as applicable			1 year	5 year	10 year
Equity	EQ/Small Company Index – EIMG; AllianceBernstein L.P.	0.63%		-19.76%	4.18%	8.78%
Specialty	EQ/T. Rowe Price Health Sciences – EIMG; T. Rowe Price Associates, Inc.	1.20	%^	-13.38%	—	—
Equity	EQ/Value Equity – EIMG; Aristotle Capital Management, LLC	0.91%		-15.13%	4.44%	8.43%
Specialty	EQ/Wellington Energy – EIMG; Wellington Management Company LLP	1.19	%^	32.53%	—	—
Asset Allocation	Equitable Conservative Growth MF/ETF Portfolio – EIMG	1.10	%^	-12.40%	4.32%	4.89%
Equity	Multimanager Aggressive Equity – EIMG; AllianceBernstein L.P.	0.99%		-32.15%	8.60%	12.39%
Specialty	Multimanager Technology – EIMG; AllianceBernstein L.P., Wellington Management Company LLP	1.25	%^	-37.29%	10.37%	15.05%
^	This Portfolio’s annual expenses reflect temporary fee reductions.
Δ

Certain other affiliated Portfolios, as well as unaffiliated Portfolios, may utilize volatility management techniques that differ from the EQ volatility management strategy. Affiliated Portfolios that utilize these volatility management techniques are identified in the chart by a “Δ”. Any such unaffiliated Portfolio is not identified in the chart. See “Portfolios of the Trusts” for more information regarding volatility management.

†

EQ Managed Volatility Portfolios that include the EQ volatility management strategy as part of their investment objective and/or principal investment strategy, and the EQ/affiliated Fund of Fund Portfolios that invest in Portfolios that use the EQ volatility management strategy, are identified in the chart by a “†“. See “Portfolios of the Trusts” for more information regarding volatility management.

*

The Portfolio operates as a “government money market fund.” The Portfolio will invest at least 99.5% of its total assets in U.S. government securities, cash, and/or repurchase agreements that are fully collateralized by U.S. government securities or cash.

(1)	This investment option is only available if you purchased your contract on or after approximately October 22, 2018.

Unaffiliated Portfolio Companies:

		Current Expenses		Average Annual Total Returns (as of 12/31/2022)
TYPE	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable			1 year	5 year	10 year
Equity	AB VPS Sustainable International Thematic Portfolio(1) – AllianceBernstein L.P.	1.79%	^	-27.81%	1.16%	3.78%
Equity	American Funds Insurance Series® Global Small Capitalization Fund – Capital Research and Management Company	1.16%	^	-29.69%	2.54%	6.58%
Equity	American Funds Insurance Series® New World Fund® – Capital Research and Management Company	1.07%	^	-22.25%	2.07%	4.02%
Fixed Income	American Funds Insurance Series® The Bond Fund of America® – Capital Research and Management Company	0.71%	^	-12.75%	0.51%	1.12%
Asset Allocation	BlackRock Global Allocation V.I. Fund – BlackRock Advisors, LLC; BlackRock (Singapore) Limited	1.01%	^	-16.07%	3.25%	4.81%
Equity	BlackRock Large Cap Focus Growth V.I. Fund – BlackRock Advisors, LLC	1.05%	^	-38.25%	7.24%	11.89%
Equity	ClearBridge Variable Appreciation Portfolio – Legg Mason Partners Fund Advisor, LLC; ClearBridge Investments, LLC	0.97%		-12.64%	9.38%	—
Equity	ClearBridge Variable Mid Cap Portfolio – Legg Mason Partners Fund Advisor, LLC; ClearBridge Investments, LLC	1.08%		-25.50%	4.95%	8.95%
Asset Allocation	Delaware Ivy VIP Asset Strategy(1) – Delaware Management Company; Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Europe Limited, Macquarie Investment Management Global Limited	0.87%	^	-14.71%	4.32%	4.46%
Fixed Income	Delaware Ivy VIP High Income – Delaware Management Company; Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Europe Limited, Macquarie Investment Management Global Limited	0.92%		-11.12%	1.70%	3.56%
Specialty	Eaton Vance VT Floating-Rate Income Fund – Eaton Vance Management	1.17%		-2.74%	1.93%	2.52%
Equity	Fidelity® VIP Mid Cap Portfolio – Fidelity Management and Research Company (FMR)	0.86%		-14.97%	5.69%	9.69%
Fixed Income	Fidelity® VIP Strategic Income Portfolio – Fidelity Management and Research Company (FMR)	0.92%		-11.52%	1.09%	2.20%
Asset Allocation	First Trust Multi Income Allocation Portfolio – First Trust Advisors L.P.	1.20%	^	-7.52%	3.50%	—
Asset Allocation	First Trust/Dow Jones Dividend & Income Allocation Portfolio – First Trust Advisors L.P.	1.20%		-12.20%	4.06%	6.75%
Asset Allocation	Franklin Allocation VIP Fund – Franklin Advisers, Inc.	0.82%	^	-16.00%	2.57%	5.56%
Asset Allocation	Franklin Income VIP Fund – Franklin Advisers, Inc.	0.71%		-5.47%	4.30%	5.51%
Equity	Hartford Disciplined Equity HLS Fund – Hartford Funds Management Company, LLC; Wellington Management Company LLP	1.09%		-19.40%	9.01%	12.56%

		Current Expenses		Average Annual Total Returns (as of 12/31/2022)
TYPE	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable			1 year	5 year	10 year
Equity	Invesco V.I. Diversified Dividend Fund – Invesco Advisers, Inc.	0.92%		-1.92%	5.97%	9.53%
Asset Allocation	Invesco V.I. Equity and Income Fund – Invesco Advisers, Inc.	0.82%		-7.71%	5.35%	8.12%
Fixed Income	Invesco V.I. High Yield Fund – Invesco Advisers, Inc.	1.13%		-9.55%	1.10%	2.67%
Equity	Invesco V.I. Main Street Mid Cap Fund® – Invesco Advisers, Inc.	1.18%		-14.45%	4.82%	7.72%
Equity	Invesco V.I. Small Cap Equity Fund – Invesco Advisers, Inc.	1.20%		-20.73%	5.27%	8.05%
Fixed Income	Lord Abbett Bond Debenture Portfolio (VC) – Lord, Abbett & Co. LLC	0.89%		-12.80%	1.01%	3.65%
Equity	MFS® Investors Trust Series – Massachusetts Financial Services Company	1.03%	^	-16.69%	8.18%	11.15%
Equity	MFS® Massachusetts Investors Growth Stock Portfolio – Massachusetts Financial Services Company	0.98%	^	-19.45%	11.67%	13.01%
Specialty	Neuberger Berman U.S. Equity Index PutWrite Strategy Portfolio – Neuberger Berman Investment Advisers LLC	1.06%	^	-11.28%	4.01%	—
Specialty	PIMCO CommodityRealReturn® Strategy Portfolio – Pacific Investment Management Company LLC	1.39%	^	8.66%	6.94%	-1.66%
Fixed Income	PIMCO Income Portfolio(2) – Pacific Investment Management Company LLC	0.92%		-7.87%	1.67%	—
Specialty	ProFund VP Biotechnology – ProFund Advisors LLC	1.63%		-7.71%	6.00%	12.08%
Equity	Templeton Developing Markets VIP Fund – Templeton Asset Management Ltd.	1.37%	^	-21.98%	-1.67%	1.02%
Fixed Income	Templeton Global Bond VIP Fund – Franklin Advisers, Inc.	0.77%	^	-4.95%	-2.32%	-0.78%
Specialty	VanEck VIP Global Resources Fund(1) – Van Eck Associates Corporation	1.33%		8.12%	4.01%	0.10%
^	This Portfolio’s annual expenses reflect temporary fee reductions.
(1)	This investment option is only available if you purchased your contract before approximately October 22, 2018.
(2)	This investment option is only available if you purchased your contract on or after approximately October 22, 2018.

Amounts you allocate to the Protected Benefit account variable investment options fund your Guaranteed benefits.

Protected Benefit Account Variable Investment Options
1290 VT Moderate Growth Allocation	EQ/Franklin Moderate Allocation
EQ/AB Dynamic Aggressive Growth	EQ/Goldman Sachs Growth Allocation
EQ/AB Dynamic Growth	EQ/Goldman Sachs Moderate Growth Allocation
EQ/AB Dynamic Moderate Growth	EQ/Growth Strategy
EQ/Aggressive Growth Strategy	EQ/Invesco Moderate Allocation
EQ/American Century Moderate Growth Allocation	EQ/Invesco Moderate Growth Allocation
EQ/Balanced Strategy	EQ/JPMorgan Growth Allocation
EQ/Conservative Growth Strategy	EQ/Moderate Growth Strategy
EQ/Conservative Strategy

Retirement Cornerstone® Series 17 (Series B, Series CP®)

Issued by

Equitable Financial Life Insurance Company of America

We have filed with the Securities and Exchange Commission a Prospectus and a Statement of Additional Information (“SAI”) that include additional information about Retirement Cornerstone® Series 17, the Company, Equitable America Variable Account No. 70A. The Prospectus and SAI each dated August 11, 2023 are incorporated by reference into this Summary Prospectus. The Prospectus and SAI are available free of charge. To request a copy of either document, to ask about your contract, or to make other investor inquiries, please call 1-800-789-7771. The Prospectus and SAI are also available at our website, www.equitable.com/ICSR#EQH157163.

Class/Contract Identifier: C000244781

(#515236)